AFL-CIO Housing Investment Trust

Portfolio Performance Commentary: June 2010

For the month of June 2010, the AFL-CIO Housing Investment Trust (HIT) had a gross return of +1.21% and a net return of +1.17%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of +1.57% for the month.

June 2010 gross relative performance:   -0.36%

Performance for periods ended June 30 2010 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	5.01%	8.09%	7.98%	5.92%	6.98%
HIT Total Net Rate of Return	4.77%	7.62%	7.52%	5.48%	6.56%
Barclays Capital Aggregate Bond Index	5.33%	9.50%	7.55%	5.54%	6.47%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Capital Aggregate Bond Index is an unmanaged index. It is not available for direct investment; its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Positive contributions to the HIT’s performance included:

•	The HIT’s ongoing yield advantage over the Barclays Aggregate.

•
The portfolio’s underweight to the lowest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings categories (AAA, AA, A and BBB) of the Barclays Aggregate.  Those excess returns were +8, -14, +1, and -40 basis points (bps), respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Over 95% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, versus 78% of the Barclays Aggregate.

•	Spread tightening experienced in the portfolio’s agency structured multifamily REMICs, as spreads tightened by -19 bps on average to swaps.

Negative contributions to the HIT’s performance included:

•	The HIT’s underweight to Treasuries, which experienced a dramatic rally as the market resumed its flight to safety.

•
The portfolio’s underweight to private-label commercial mortgage-backed securities (CMBS), as this sector was the best performing in the Barclays Aggregate.  CMBS posted excess returns of 57 bps for the month, driven by the flight to safety.

•
Widening of risk premium spreads versus Treasuries for many securities in the HIT’s agency multifamily MBS portfolio.  Project loan spreads for construction/permanent (CLC/PLC) and permanent (PLC) loan certificates increased by a material amount; PLC spreads widened by approximately 10 bps while CLC/PLC spreads widened by 36 bps. Fannie Mae multifamily DUS securities experienced mixed results, with spread performance ranging from 10 bps tightening to 17 bps widening, depending on structure.  Spreads on more liquid, bullet-type structures contracted, while wider window DUS structure spreads increased.

June 2010 Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.86%	+0	5.34
Agencies	+1.15%	+14	3.20
Residential MBS	+1.12%	+10	2.26
Corporates	+2.13%	-9	6.56
CMBS	+1.94%	+57	3.91
Asset-backed Securities (ABS)	+1.46%	+36	3.61
Source: Bloomberg L.P.
Changes in Treasury Rates
Maturity	5/28/10	6/30/10	Change
3-Month	0.155%	0.170%	0.0152%
6-Month	0.218%	0.217%	-0.001%
1-Year	0.315%	0.305%	-0.0101%
2-Year	0.766%	0.601%	-0.1644%
3-Year	1.234%	0.964%	-0.2707%
5-Year	2.092%	1.773%	-0.3186%
7-Year	2.750%	2.412%	-0.3378%
10-Year	3.292%	2.931%	-0.3611%
30-Year	4.209%	3.889%	-0.3203%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.